ING [Lion Logo]

AMERICAS
U.S. LEGAL SERVICES



                             POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint, Kimberly J. Smith and Linda E. Senker, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o Golden American Registration Statement on Form S-2 (No. 333-____) for registration of fixed account interests under Guarantee Annuity.

o Golden American Registration Statement on Form S-2 (No. 333-____) for registration of fixed account interests under Multi-Rate Index Annuity.

o Golden American Registration Statement on Form S-2 (No. 333-____) for registration of fixed account interests under Fixed Account I.

o Golden American Registration Statement on Form S-2 (No. 333-____) for registration of fixed account interests under Fixed Account II.


   Signature                  Title                                    Date
   ---------                  -----                                    ----
                              President and
/s/ Keith Gubbay               Director                           April 11, 2003
----------------
Keith Gubbay
                              Chief Financial Officer,
/s/ Cheryl L. Price            Vice President                     April 11, 2003
-------------------
Cheryl L. Price

/s/ Thomas J. McInerney       Director                            April 11, 2003
-----------------------
Thomas J. McInerney

/s/ P. Randall Lowery         Director                            April 11, 2003
---------------------
P. Randall Lowery

/s/ Mark A. Tullis            Director                            April 14, 2003
------------------
Mark A. Tullis



    West Chester Site
    1475 Dunwoody Drive                  ING North America Insurance Corporation
    West Chester, PA  19380